                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         October 15, 1998
                                                         ----------------


                               PRT FUNDING CORP.
                           PRATT CASINO CORPORATION
                           ------------------------
          (Exact name of each Registrant as specified in its charter)


           DELAWARE                                            75-2502289
           DELAWARE                 33-69768                   75-2502292
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   (State or other jurisdiction    (Commission               (IRS Employer
        of incorporation)          File Number)            Identification No.)


c/o Sands Hotel & Casino, Indiana Avenue and Brighton Park,
    Atlantic City, NJ                                             08401
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   (Address of principal executive offices)                     (Zip Code)






Registrant's telephone number, including area code (609) 441-0704
                                                  ---------------



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        (Former name or former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

     On October 22, 1998, the Registrants filed a current report on Form 8-K to report a change in their certifying accountants. This Form 8-K/A amends that report by including as Exhibit 99.2 the letter provided by the Registrants' former accountants to the Securities and Exchange Commission.


ITEM 7.  EXHIBITS

Exhibit
Number         Description
------         -----------

*99.1 Petition filed on October 8, 1998 in the District Court of Dallas County, Texas by Hollywood Casino Corporation and Greate Bay Casino Corporation ("Plaintiffs") against Arthur Andersen L.L.P., Richard L. Robbins, Michael E. Gamache, Daniel J. Meehan, and Brent A. Railsback ("Defendants")

99.2 Letter dated October 26, 1998 from Arthur Andersen LLP to the Office of Chief Accountant, Securities and Exchange Commission.

__________________

* Incorporated by reference to the same-numbered exhibit to the Form 8-K filed October 22, 1998 by the Registrants with the Securities and Exchange Commission.

                                   SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                              PRT FUNDING CORPORATION
                                              PRATT CASINO CORPORATION
                                       -------------------------------------
                                                    Registrants


Date:   October 29, 1998               By: /s/  Edward T. Pratt, Jr.
        ----------------                  ----------------------------------
                                                Edward T. Pratt, Jr.
                                           Chief Financial Officer and
                                           Principal Accounting Officer

                               INDEX TO EXHIBITS



Exhibit
Number         Description
------         -----------

*99.1 Petition filed on October 8, 1998 in the District Court of Dallas County, Texas by Hollywood Casino Corporation and Greate Bay Casino Corporation ("Plaintiffs") against Arthur Andersen L.L.P., Richard L. Robbins, Michael E. Gamache, Daniel J. Meehan, and Brent A. Railsback ("Defendants")

99.2 Letter dated October 26, 1998 from Arthur Andersen LLP to the Office of Chief Accountant, Securities and Exchange Commission.

__________________

* Incorporated by reference to the same-numbered exhibit to the Form 8-K filed October 22, 1998 by the Registrants with the Securities and Exchange Commission.